UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ONB	NASDAQ

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2020, the shareholders of Old National Bancorp (the “Company”) elected Daniel S. Hermann and Austin M. Ramirez, two new independent members to the Board of Directors (the “Board”) to serve for a term expiring at the 2021 annual meeting of shareholders.

Effective as of April 30, 2020, the Board of the Company, upon the recommendation of the Corporate Governance and Nominating Committee, determined the committee assignments for Messrs. Hermann and Ramirez. In conjunction with these assignments, the Board also made certain other changes to the committee assignments of directors. The committees of the Board are comprised as follows:

Committee	Chairperson	Members
Audit Committee	Ryan C. Kitchell	Jerome F. Henry, Jr. Daniel S. Hermann Phelps L. Lambert
Talent Development and Compensation Committee	Derrick J. Stewart	Daniel S. Hermann Randall T. Shepard Rebecca S. Skillman Thomas E. Salmon
Corporate Governance and Nominating Committee	Rebecca S. Skillman	Phelps L. Lambert Austin Ramirez Randall T. Shepard Katherine E. White
Enterprise Risk Committee	Linda E. White	Andrew E. Goebel Daniel S. Hermann Katherine E. White
Funds Management Committee	Phelps L. Lambert	Andrew E. Goebel Jerome F. Henry, Jr. Ryan C. Kitchell Katherine E. White
Community and Social Responsibility Committee	Randall T. Shepard	Austin M. Ramirez Derrick J. Stewart Linda E. White
Finance and Corporate Development Committee	Andrew E. Goebel	Daniel S. Hermann Ryan C. Kitchell Phelps L. Lambert Rebecca S. Skillman Derrick Stewart Linda E. White

The Board has determined that each Director satisfies all applicable requirements to serve on such committees and that each of Messrs. Hermann and Kitchell have been designated an “audit committee financial expert.”

Each Director will be compensated in accordance with the Company’s standard compensatory arrangements for non-employee directors as described in the Proxy Statement for the 2020 Annual Meeting of Shareholders (the “Proxy Statement”).

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Shareholders approved the Company’s proposal for the Approval of the Amendment to Article VIII of the Articles of Incorporation to Allow Shareholders to Amend the By-Laws of the Company, at the Annual Meeting of Shareholders today. The Company filed the Fifth Amended and Restated Articles of Incorporation with the Secretary of State of Indiana, which is effective April 30, 2020. The description of the amendment to the Articles of Incorporation is included in the Proxy Statement and the Fifth Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

At a meeting of the Board on April 30, 2020, the Board approved and adopted, effective as of April 30, 2020, certain amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”).  The amendments are as follows:

•	Amending Article I, Section 3. Seal – Amended to allow for the Corporate Seal to be affixed to documents either physically or electronically.
•	Amending Article IV, Section 1. Place of Meeting – Meeting of Shareholders may be held in person or solely by means of remote communication.
•	Amending Article IV, Section 4. Notice of Meetings – Amended to reflect changes made allowing meetings solely by remote communication.
•	Amending Article IV, Section 7. Voting List – Amended to reflect changes made allowing meetings solely by remote communication.
•	Amending Article V, Section 1. Election, Term, and Number – Amended to reduce the number of Members of the Board to thirteen (13) from fifteen (15).
•

Amending Article V, Section 5. Remote Meetings Permitted – Replaces previous Section 12, Participation in Meetings by Telephone. New section allows meetings of the Board solely by remote communication.

•	Deleting Article V, Section 12. Participation in Meetings by Telephone – replaced by new Section 5 allowing meetings solely by remote communication.
•	Amending Article VIII – Amended to allow for either the Shareholders or the Board to amend the Bylaws.
•	Article V section numbering updated to account for addition of new section 5 and deletion of section 12.
•	Term Stockholder replaced with the word Shareholder.
•	Effective Date moved to the beginning.

The foregoing description of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 30, 2020.  Matters voted upon were: (1) Election of the Company’s Board of Directors consisting of thirteen Directors to serve for one year and until the election and qualification of their successors; (2) Approval of the Amendment to Article IV of the Articles of Incorporation to increase the number of authorized shares of capital stock of the Company from 302,000,000 to 330,000,000 and preferred stock from 2,000,000 to 30,000,000; 3) Approval of the Amendment to Article VIII of the Articles of Incorporation to Allow Shareholders to Amend the By-Laws of the Company; (4) Approval of a non-binding advisory proposal on Executive Compensation; and (5) Ratification of the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below:

1.  Election of the Company’s Board of Directors consisting of 13 Directors to serve for one year and until the election and qualification of their successors:

Director Nominee	For	Withheld	Broker Non-Votes
Andrew E. Goebel	124,711,258	2,575,750	20,177,568
Jerome F. Henry, Jr.	126,798,671	488,337	20,177,568
Daniel S. Hermann	126,557,142	729,866	20,177,568

Ryan C. Kitchell	126,796,387	490,621	20,177,568
Phelps L. Lambert	125,163,540	2,123,468	20,177,568
Austin M. Ramirez	126,790,480	496,528	20,177,568
James C. Ryan III	123,621,163	3,665,845	20,177,568
Thomas E. Salmon	126,786,611	500,397	20,177,568
Randall T. Shepard	126,703,459	583,549	20,177,568
Rebecca S. Skillman	126,375,069	911,939	20,177,568
Derrick J. Stewart	126,759,213	527,795	20,177,568
Katherine E. White	126,725,893	561,115	20,177,568
Linda E. White	126,739,242	547,766	20,177,568

2.  Approval of the Amendment to Article IV of the Articles of Incorporation to increase the number of authorized shares of capital stock of the Company from 302,000,000 to 330,000,000 and preferred stock from 2,000,000 to 30,000,000.

For	Against	Abstentions	Broker Non-Votes
26,311,811	100,662,895	312,302	20,177,568

3.  Approval of the Amendment to Article VIII of the Articles of Incorporation to Allow Shareholders to Amend the By-Laws of the Company.

For	Against	Abstentions	Broker Non-Votes
126,490,109	580,209	216,690	20,177,568

4.  Approval of a non-binding advisory proposal on Executive Compensation.

For	Against	Abstentions	Broker Non-Votes
124,980,276	1,881,671	425,061	20,177,568

5.  Ratification of the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.

For	Against	Abstentions
145,404,922	2,004,490	55,164

Item 8.01 Other Events

On April 30, 2020, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly cash dividend of $0.14 per common share.  The dividend is payable June 15, 2020, to shareholders of record on June 1, 2020.  For purposes of broker trading, the ex-dividend date of the cash dividend is May 29, 2020.

The press release issued by the Company announcing the dividend, is attach hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Fifth Amended and Restated Articles of Incorporation of Old National Bancorp.
3.2	Amended and Restated By-Laws of Old National Bancorp.
99.1	Press Release Issued by Old National Bancorp dated April 30, 2020.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2020

OLD NATIONAL BANCORP

By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
EVP, Chief Legal Counsel and Corporate Secretary